Goldman Sachs Funds

JAPANESE EQUITY FUND                Semiannual Report  February 29, 2000



                                    Capital growth potential

                                    through a diversified

                                    portfolio of Japanese stocks

[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS JAPANESE EQUITY FUND



          Market Overview


          Dear Shareholder,

          Overall, during the period under review, the Japanese stock market posted strong results. However, performance was somewhat tempered by economic uncertainties that have arisen in recent weeks.


               . Japanese Equities Move Forward -- The Japanese stock market posted strong results during the six-month period under review. The Japanese market was best described as "polarized," as only a handful of large-cap, high-growth stocks in technology related areas made significant contributions to the rise in the market. Strong interest from overseas investors and a sharp rise in cash inflows from retail investors into domestic mutual funds were the driving forces behind the technology boom.

                    In general, profits were stronger than initial company forecasts, which reinforced the view that corporate earnings may be back on the path of recovery. The continuation of restructuring efforts by major corporations also led to optimism that bottom line earnings would remain strong going forward, despite the possibility of lower sales levels.

               . Market Outlook: Cautious Optimism -- While the overall returns of the Japanese market were strong during the past six months, some cause for concern has surfaced thus far in 2000. The country's fourth quarter 1999 gross domestic product (GDP) fell compared to the previous quarter, reaffirming the view that the macroeconomy is still in a fragile state. In a sharp contrast to the macro picture, the corporate business outlook is encouraging. Earnings growth is showing a healthy rebound, due to the positive impact from corporate restructuring. Another source of concern would be any change in market sentiment toward growth-oriented technology stocks, whose valuations are already stretched after a year of substantial outperformance. However, better corporate fundamentals may support the market in the coming months.

                    Based on these uncertainties and the potential for short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/ David B. Ford

                    David B. Ford
                    Co-Head, Goldman Sachs Asset Management

                    /s/ David W. Blood

                    David W. Blood
                    Co-Head, Goldman Sachs Asset Management

                    March 13, 2000

----------------
 . NOT FDIC
  INSURED

 . May Lose Value

 . No Bank
  Guarantee
----------------

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                  Fund Basics
                            as of February 29, 2000


                    Assets Under Management $109.9 Million

                              Number of Holdings

                                      79

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GSJAX

                                Class B Shares

                                     GSJBX

                                Class C Shares

                                     GSJCX

                             Institutional Shares

                                     GSJIX

                                Service Shares

                                     GSJSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
                                          Fund Total Return            TOPIX
August 31, 1999-February 29, 2000      (without sales charge)1        (USD)2
--------------------------------------------------------------------------------
Class A                                        13.63%                 17.42%
Class B                                        13.58                  17.42
Class C                                        13.35                  17.42
Institutional                                  13.99                  17.42
Service                                        13.73                  17.42
--------------------------------------------------------------------------------
1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The Tokyo Price Index (TOPIX) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the unmanaged Index.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
--------------------------------------------------------------------------------
For the period ended
12/31/99                        Class A  Class B  Class C  Institutional Service
--------------------------------------------------------------------------------
Last 6 months                    33.32%   35.10%   39.55%      41.46%     41.15%
One Year                         67.28    70.28    74.82       77.91      76.76
Since inception                  44.49    46.68    48.85       50.30      49.37
(5/1/98)
--------------------------------------------------------------------------------
3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
                                        % of Total
Holding                                 Net Assets       Line of Business
--------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.    7.8%          Telecommunications
Nippon Telephone & Telegraph Corp.         3.3           Telecommunications
Takeda Chemical Industries Ltd.            2.2           Drugs
Sony Corp.                                 2.1           Electrical Equipment
Canon, Inc.                                2.1           Computer Hardware
Fujitsu Ltd.                               2.1           Computer Hardware
Sharp Corp.                                2.1           Electrical Equipment
Advantest Corp.                            2.0           Electronics Equipment
Ricoh Co. Ltd.                             1.9           Computer Hardware
Yamanouchi Pharmaceutical Co. Ltd.         1.9           Drugs
--------------------------------------------------------------------------------
The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS JAPANESE EQUITY FUND



          Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs Japanese Equity Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 13.63%, 13.58%, 13.35%, 13.99%, and 13.73%, respectively. These figures compare to the 17.42% cumulative total return of the Fund's benchmark, the Tokyo Price Index (TOPIX). The Fund's relative underperformance was largely due to individual stock selection. The market rally was led primarily by high growth stocks in the technology sector. However, we believe that investors' perceptions of lagging stocks could turn more positive and our broadly diversified portfolio will likely benefit.


               Sector Allocation

               As of February 29, 2000, the Fund held large positions in electronics equipment, telecommunications and computer hardware. It is important to note that the Fund's sector weightings are the result of our bottom-up stock selection process, rather than sector-based decisions.


               Portfolio Highlights

          . NTT Mobile Communication Network,Inc. -- NTT Mobile Communications is a dominant player in Japan's fast growing cellular market. The company's new service for Mobile Internet, called "i-mode," has been a tremendous success, positively contributing to lower churning, higher average revenue per user, and thus better earnings. NTT Mobile's share price appreciated substantially during the reporting period, outperforming the overall market.

          . Murata Manufacturing Co.Ltd. -- Murata is a leading electronic component supplier, focused on ceramics-based materials. With a large global market share in key products such as ceramic capacitors and filters, the firm is well positioned to benefit from the continued explosive growth in cellular handset market around the globe. Murata's earnings have been revised upward twice over last six months, a clear indication that its fundamentals are much stronger than initially anticipated.

          . Rohm Co. -- Rohm is a customized semiconductor maker in Japan. Thanks to its strong focus on non-commodity, niche areas, the company is achieving high return on capital. The company's business environment is also improving, with the PC, peripherals and audiovisual markets rebounding rapidly.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

INVESTMENT PROCESS OVERVIEW

The investment process for the Goldman Sachs Japanese Equity Fund combines both qualitative and quantitative analysis, with an emphasis on portfolio manager input.

-------------------
  Company Visits
-------------------
 Internal Research
-------------------
Return Expectations
-------------------


-------------------
  Stock Selection
-------------------


-------------------
     Portfolio
    Construction
-------------------

 . Stock & Industry
   Views Relative
   to Benchmark
-------------------


-------------------
 Portfolio Review
    & Analysis
-------------------
 . Performance
   Measurement
   & Attribution
 . BARRA
 . Risk Analysis
-------------------

Portfolio Outlook

Looking ahead, we are cautiously optimistic about the market. Although the macroeconomic picture is still blurred without a clear sign of economic recovery, the corporate outlook is clearly improving. Overall, it's anticipated that earnings will grow at double-digit rates for the next two years, largely due to the aggressive restructuring efforts put in place over the last year. Admittedly, some of the high-growth stocks that had led the rally over the past six months are becoming overvalued, and we will be watchful of any change in market sentiment toward such high-priced stocks. However, we believe the majority of the stocks remain reasonably valued, and their business environment is expected to gradually improve in coming quarters. If that occurs, investors' perceptions on those lagging stocks could turn more positive, and help to broaden the scope of the market's rally.

We appreciate your continued support and look forward to reporting on the Fund's progress in the future.




Goldman Sachs Japanese Equity Team

Tokyo
February 29, 2000

GOLDMAN SACHS JAPANESE EQUITY FUND


          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


               Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?

                                            1
                                Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                            2
                                    In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                            3
                                     Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

               To learn more about the Goldman Sachs Funds, call your investment professional today.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Performance Summary
February 29, 2000 (Unaudited)
 The following graph shows the value as of February 29, 2000, of a $10,000 in-vestment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%), Class B Shares (applicable contingent de-ferred sales charges of 5.0% declining to 0% after six years), Class C Shares (applicable contingent deferred sales charge of 1% if redeemed within twelve months), Institutional and Service Shares (at NAV) of the Goldman Sachs Japa-nese Equity Fund. For comparative purposes, the performance of the Fund's benchmark (the Tokyo Price Index ("Topix")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Japanese Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to February 29, 2000

                                    [GRAPH]
         Class A    Class B    Class C   Institutional   Service Class
          Shares     Shares     Shares    Class Shares      Shares       Topix
          ------     ------     ------    ------------      ------       -----
5/1/98     9,450     10,000     10,000       10,000         10,000      10,000
Aug-98     8,894      9,400      9,400        9,420          9,410       8,499
Nov-98     9,991     10,550     10,560       10,610         10,560      10,047
Feb-99    10,350     10,920     10,930       11,006         10,933      10,217
May-99    11,711     12,330     12,350       12,467         12,373      11,613
Aug-99    15,350     16,140     16,164       16,371         16,224      14,417
Nov-99    17,657     18,540     18,564       18,852         18,664      17,447
Feb-00    17,442     17,885     18,322       18,661         18,452      16,928

  Average Annual Total Return through
  February 29, 2000(a)                  Since Inception One Year Six Months(b)
  Class A
  Excluding sales charges                   39.62%       68.29%     13.63%
  Including sales charges                   35.40%       59.02%      7.35%
 -----------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales
  charges                                   39.12%       67.64%     13.58%
  Including contingent deferred sales
  charges                                   37.26%       62.08%      8.00%
 -----------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales
  charges                                   39.08%       67.40%     13.35%
  Including contingent deferred sales
  charges                                   39.08%       66.28%     12.24%
 -----------------------------------------------------------------------------
  Institutional Class                       40.48%       69.31%     13.99%
 -----------------------------------------------------------------------------
  Service Class                             39.61%       68.54%     13.73%
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.
 (b) Not Annualized.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                                  Value
 Common Stocks - 90.9%
  Japan - 90.9%
   75,000 77 Bank Ltd. (Banks)                                      $ 554,216
    8,000 ABLE, Inc. (Real Estate)                                    473,222
   11,900 Advantest Corp. (Electronics Equipment)                   2,157,237
    5,850 Aiful Corp. (Financial Services)                          1,230,318
  274,000 Asahi Chemical Industry Co. Ltd. (Chemicals)              1,618,292
  250,000 Asahi Glass Co. Ltd. (Home Products)                      1,706,329
   68,000 Bridgestone Corp. (Auto)                                  1,519,225
   56,000 Canon, Inc. (Computer Hardware)                           2,328,980
  141,000 Chiba Bank Ltd. (Banks)                                     608,218
   59,000 Dai-Ichi Kangyo Bank Ltd. (Banks)                           467,125
   96,000 Daiwa Securities Group, Inc. (Financial Services)         1,524,503
      134 DDI Corp. (Telecommunications)                            1,243,846
      113 East Japan Railway Co. (Railroads)                          510,060
    6,800 Familymart Co. (Specialty Retail)                           297,038
   16,700 FANUC Ltd. (Electronics Equipment)                        1,626,155
   39,000 Fuji Photo Film Ltd. (Leisure)                            1,714,247
  115,000 Fujitec Co. Ltd. (Construction)                           1,006,780
   69,000 Fujitsu Ltd. (Computer Hardware)                          2,291,941
      600 Hikari Tsushin, Inc. (Telecommunications)                 1,141,193
   15,000 Hitachi Construction Machinery Co. Ltd. (Machinery)          54,603
   26,000 Honda Motor Co. Ltd. (Auto)                                 851,800
   29,100 Inaba Denkisangyo (Electrical Equipment)                    305,075
    8,000 Ito En Ltd. (Food & Beverage)                               764,435
  109,000 Kaneka Corp (Chemicals)                                   1,187,359
   62,000 Kao Corp. (Chemicals)                                     1,644,719
    3,700 Keyence Corp. (Industrial Parts)                          1,239,114
   91,000 Kirin Brewery Ltd. (Food & Beverage)                      1,085,690
    8,000 Kyocera Corp. (Electrical Utilities)                      1,355,599
   14,000 Matsumotokiyoshi (Specialty Retail)                       1,034,536
  123,000 Matsushita Electric Works Ltd. (Construction)             1,043,236
   37,300 Meitec Corp. (Business Services)                          1,069,254
   76,000 Minebea Co. (Electronics Equipment)                         874,915
   51,200 Ministop Co. Ltd. (Specialty Retail)                      1,069,336
  113,000 Mitsui Marine & Fire (Insurance)                            473,040
  308,000 Mitsui Mining & Smelting (Mining)                         1,606,079
   11,000 Murata Manufacturing Co. Ltd. (Electronics Equipment)     2,094,189
   91,000 NEC Corp. (Computer Hardware)                             2,033,080
   18,000 Nihon Unisys Ltd. (Computer Software)                       491,423
    5,800 Nintendo Co. Ltd. (Entertainment)                         1,266,251
  161,000 Nippon Mining & Metals Co. Ltd. (Mining)                  1,157,483
      263 Nippon Telephone & Telegraph Corp. (Telecommunications)   3,637,985
      212 NTT Mobile Communications Network, Inc.
          (Telecommunications)                                      8,546,753
  118,000 Ricoh Co. Ltd. (Computer Hardware)                        2,116,558

  Shares  Description                                                Value
 Common Stocks - (continued)
  Japan - (continued)
    6,300 Rohm Co. (Electronics Equipment)                      $ 2,043,909
   79,000 Sanwa Bank (Banks)                                        726,842
   16,900 Sato Corp. (Electronics Equipment)                        630,568
    7,000 Seven-Eleven Japan Co. Ltd. (Specialty Retail)            704,555
  108,000 Sharp Corp. (Electrical Equipment)                      2,260,545
   29,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                 1,570,278
   47,000 Skylark Co. Ltd. (Restaurants)                          1,114,210
    3,500 SMC Corp. (Machinery)                                     649,770
      800 Softbank Corp. (Business Services)                      1,164,854
    7,900 Sony Corp. (Electrical Equipment)                       2,336,534
  162,000 Sumitomo Bakelite (Chemicals)                           1,842,836
  145,000 Sumitomo Corp. (Wholesale)                              1,607,226
   43,000 Sumitomo Electric Industries (Electrical Equipment)       566,629
    9,000 Sumitomo Real Estate Sales Co. Ltd. (Real Estate)         218,683
    4,000 Taiyo Ink Manufacturing Co. Ltd. (Chemicals)              400,419
   42,000 Takeda Chemical Industries Ltd. (Drugs)                 2,369,750
   11,700 Takefuji Corp. (Financial Services)                     1,527,916
   37,000 Terumo Corp. (Medical Products)                           963,007
   80,000 The Bank of Tokyo-Mitsubishi Ltd. (Banks)                 979,205
  202,000 The Daiwa Bank Ltd. (Banks)                               501,852
   71,000 The Fuji Bank Ltd. (Banks)                                553,087
   44,000 The Nomura Securities Co. Ltd. (Financial Services)     1,241,298
   62,000 The Sakura Bank Ltd. (Banks)                              353,770
   72,000 The Sumitomo Bank Ltd. (Banks)                            849,834
  130,000 The Sumitomo Marine & Fire Co. Ltd. (Insurance)           551,304
    5,300 Toho Co. (Leisure)                                      1,003,231
   11,000 Tokyo Broadcasting System Inc. (Media)                    501,524
   61,000 Tokyo Electric Power (Electrical Utilities)             1,332,302
   61,500 Toppan Forms Co. Ltd. (Publishing)                      1,203,303
   67,000 Toyoda Machine Works Ltd. (Machinery)                     521,927
   48,000 Toyota Motor Corp. (Auto)                               1,917,641
  143,000 Tsubakimoto Chain Co. (Machinery)                         563,489
   44,000 Yamanouchi Pharmaceutical Co. Ltd. (Drugs)              2,102,198
   55,000 York-Benimaru Co. Ltd. (Specialty Retail)                 976,020
       60 Yoshinoya D&C Co. Ltd. (Restaurants)                    1,010,147
 --------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $85,935,364)                                            $99,882,100
 --------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

  Principal             Interest                     Maturity
  Amount                Rate                         Date                                 Value
 Short-Term Obligation - 1.8%
  State Street Bank & Trust Euro-Time Deposit
  $1,989,000              5.75%                      03/01/2000                     $  1,989,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $1,989,000)                                                                 $  1,989,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $87,924,364)                                                                $101,871,100
 -----------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                             Percentage of
                                          Total Net Assets
  Common Stock Industry Classifications+
  Auto                                                3.9%
  Banks                                               5.1
  Business Services                                   2.0
  Chemicals                                           7.5
  Computer Hardware                                   8.0
  Computer Software                                   0.4
  Construction                                        1.9
  Drugs                                               4.1
  Electrical Equipment                                5.0
  Electrical Utilities                                2.4
  Electronics Equipment                               8.6
  Entertainment                                       1.1
  Financial Services                                  5.0
  Food & Beverage                                     1.7
  Home Products                                       1.6
  Industrial Parts                                    1.1
  Insurance                                           0.9
  Leisure                                             2.5
  Machinery                                           1.6
  Media                                               0.5
  Medical Products                                    0.9
  Mining                                              2.5
  Publishing                                          1.1
  Railroads                                           0.5
  Real Estate                                         0.6
  Restaurants                                         1.9
  Specialty Retail                                    3.7
  Telecommunications                                 13.3
  Wholesale                                           1.5
 ---------------------------------------------------------
  TOTAL COMMON STOCK                                 90.9%
 ---------------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are dis-closed.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $87,924,364)                                                    $101,871,100
  Cash, at value                                                     5,562,790
  Receivables:
  Investment securities sold, at value                                 626,136
  Dividends and interest, at value                                      33,183
  Fund shares sold                                                     633,924
  Forward foreign currency exchange contracts, at value                 35,326
  Variation margin(a)                                                3,194,899
  Reimbursement from investment adviser                                103,851
  Deferred organization expenses, net                                    9,478
  Other assets                                                             741
 ------------------------------------------------------------------------------
  Total assets                                                     112,071,428
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                          1,658,502
  Fund shares repurchased                                              246,875
  Amounts owed to affiliates                                           132,382
  Forward foreign currency exchange contracts, at value                 88,962
  Accrued expenses and other liabilities, at value                      71,206
 ------------------------------------------------------------------------------
  Total liabilities                                                  2,197,927
 ------------------------------------------------------------------------------

  Net Assets:
  Paid-in capital                                                   91,526,411
  Distributions in excess of net investment loss                    (1,159,404)
  Accumulated net realized gain on investment, futures and
  foreign currency related transactions                              5,510,246
  Net unrealized gain on investments, futures and translation of
  assets and liabilities denominated in foreign currencies          13,996,248
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $109,873,501
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                               $16.52
  Class B                                                               $16.42
  Class C                                                               $16.38
  Institutional                                                         $16.67
  Service                                                               $16.57
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            4,066,571
  Class B                                                              412,136
  Class C                                                              313,416
  Institutional                                                      1,847,710
  Service                                                                  167
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                 6,640,000
 ------------------------------------------------------------------------------

 (a) Includes approximately $3,154,000 relating to initial margin requirements and collateral for futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $17.48. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                    $  146,340
  Interest                                                            78,754
 ----------------------------------------------------------------------------
  Total income                                                       225,094
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                    415,954
  Distribution and Service fees(b)                                   163,458
  Custodian fees                                                      93,109
  Transfer Agent fees(c)                                              57,470
  Registration fees                                                   38,305
  Professional fees                                                   26,473
  Trustee fees                                                         4,015
  Amortization of deferred organization expenses                       1,886
  Other                                                               20,916
 ----------------------------------------------------------------------------
  Total expenses                                                     821,586
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed                                       (178,873)
 ----------------------------------------------------------------------------
  Net expenses                                                       642,713
 ----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                               (417,619)
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                          8,942,289
  Futures transactions                                               786,102
  Foreign currency related transactions                             (233,324)
  Net change in unrealized gain (loss) on:
  Investments                                                       (191,067)
  Futures                                                             20,101
  Translation of assets and liabilities denominated in foreign
  currencies                                                         (17,191)
 ----------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency transactions                                    9,306,910
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $8,889,291
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $25,825.
 (b) Class A, Class B and Class C had Distribution and Service fees of $108,758, $29,640 and $25,060, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $41,327, $5,631, $4,761, $5,749 and $2, respec-
     tively.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statements of Changes in Net Assets

                                 For the            For the              For the
                            Six Months Ended   Seven Months Ended     Period Ended
                            February 29, 2000   August 31, 1999    January 31, 1999(a)
                               (Unaudited)
  From operations:
  Net investment loss            $   (417,619)        $  (203,143)         $   (86,973)
  Net realized gain from
  investment, futures and
  foreign currency related
  transactions                      9,495,067           4,330,190              140,585
  Net change in unrealized
  gain (loss) on
  investments, futures and
  translation of assets
  and liabilities
  denominated in foreign
  currencies                         (188,157)         12,242,725            1,941,680
 --------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  operations                        8,889,291          16,369,772            1,995,292
 --------------------------------------------------------------------------------------
  Distributions to share-
  holders:
  In excess of net
  investment income
   Class A Shares                    (473,037)             (1,121)                  --
   Class B Shares                     (63,355)                 --                   --
   Class C Shares                     (64,547)               (715)                  --
   Institutional Shares              (411,232)             (1,768)              (6,204)
   Service Shares                         (23)                 --                   --
  From net realized gain
  on investment, futures
  and foreign currency
  transactions
   Class A Shares                  (3,934,010)                 --                   --
   Class B Shares                    (595,331)                 --                   --
   Class C Shares                    (521,995)                 --                   --
   Institutional Shares            (2,840,673)                 --                   --
   Service Shares                        (259)                 --                   --
 --------------------------------------------------------------------------------------
  Total distributions to
  shareholders                     (8,904,462)             (3,604)              (6,204)
 --------------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                           66,641,244          29,653,297           23,719,687
  Reinvestment of
  dividends and
  distributions                     8,358,223               3,181                   --
  Cost of shares
  repurchased                     (29,904,331)         (2,751,373)          (4,186,512)
 --------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  share transactions               45,095,136          26,905,105           19,533,175
 --------------------------------------------------------------------------------------
  TOTAL INCREASE                   45,079,965          43,271,273           21,522,263
 --------------------------------------------------------------------------------------
  Net assets:
  Beginning of period              64,793,536          21,522,263                   --
 --------------------------------------------------------------------------------------
  End of period                  $109,873,501         $64,793,536          $21,522,263
 --------------------------------------------------------------------------------------
  Accumulated net
  investment income (loss)       $ (1,159,404)        $   270,409          $   (34,385)
 --------------------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Japanese Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $88,026,612. Accordingly, the gross unrealized gain on investments was $19,505,807 and the gross unrealized loss on invest-ments was $5,661,319 resulting in a net unrealized gain of $13,844,488.

 D. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or prorata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

 E. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 F. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), a unit of the Investment Man-agement Division of Goldman Sachs & Co. ("Goldman Sachs") serves as the in-vestment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's busi-ness affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.01% of the average daily net assets of the Fund. For the period ended February 29, 2000, Goldman Sachs reimbursed approximately $179,000.
   The Trust, on behalf of the Fund, had adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $246,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agent services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $85,000, $35,000 and $12,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

   Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended February 29, 2000, were $65,800,129 and $33,289,692, respectively. For the period ended February 29, 2000, Goldman Sachs earned approximately $18,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.
   Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

   At February 29, 2000, the Fund had the following outstanding forward for-eign currency exchange contracts:

                                                                 Unrealized
                                                               ---------------
                                        Value on
 Open Forward Foreign Currency         Settlement    Current
 Purchase Contracts                       Date        Value     Gain    Loss
------------------------------------------------------------------------------
 Japanese Yen
  expiring 4/17/2000                   $ 1,030,693 $ 1,033,793 $ 3,100 $    --
  expiring 5/17/2000                     3,261,583   3,236,036      --  25,547
------------------------------------------------------------------------------
 TOTAL OPEN FORWARD FOREIGN CURRENCY
  PURCHASE CONTRACTS                   $ 4,292,276 $ 4,269,829 $ 3,100 $25,547
------------------------------------------------------------------------------
                                                                 Unrealized
                                                               ---------------
                                        Value on
 Open Forward Foreign Currency         Settlement    Current
 Sale Contracts                           Date        Value     Gain    Loss
------------------------------------------------------------------------------
 Japanese Yen
  expiring 4/17/2000                   $ 1,031,612 $ 1,033,792 $    --   2,180
  expiring 4/17/2000                     1,730,388   1,734,045      --   3,657
  expiring 4/17/2000                     2,762,000   2,767,838      --   5,838
------------------------------------------------------------------------------
 TOTAL OPEN FORWARD FOREIGN CURRENCY
  SALE CONTRACTS                       $ 5,524,000 $ 5,535,675 $    -- $11,675
------------------------------------------------------------------------------
                                                                  Realized
 Closed but Unsettled                   Purchase      Sale     ---------------
 Forward Foreign Currency Contracts       Value       Value     Gain    Loss
------------------------------------------------------------------------------
 Japanese Yen
  expiring 4/17/2000                   $    24,508 $    24,643 $   135 $    --
  expiring 4/17/2000                     2,510,540   2,500,000      --  10,540
  expiring 4/17/2000                       261,601     255,832      --   5,769
  expiring 4/17/2000                     1,206,000   1,217,138  11,138      --
  expiring 4/17/2000                     1,181,492   1,194,862  13,370      --
  expiring 4/17/2000                     5,188,648   5,155,193      --  33,455
  expiring 4/17/2000                       245,308     244,168      --   1,140
  expiring 4/17/2000                        24,643      23,807      --     836
  expiring 5/17/2000                     2,492,417   2,500,000   7,583      --
------------------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED FORWARD
  FOREIGN CURRENCY CONTRACTS           $13,135,157 $13,115,643 $32,226 $51,740
------------------------------------------------------------------------------

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 29, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward currency exchange con-tracts" and "Payable for forward foreign currency exchange contracts" result-ing from "open" and "closed but unsettled" forward foreign currency exchange contracts of $35,326 and $88,962, respectively, in the accompanying Statement of Assets and Liabilities.
 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" re-quirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.
   At February 29, 2000, open futures contracts were as follows:

                   Number of
                   Contracts           Settlement             Market             Unrealized
 Type                Long                Month                Value                 Gain
 ------------------------------------------------------------------------------------------
 TOPIX Index           35              March 2000           $5,507,121              $40,406
 ------------------------------------------------------------------------------------------

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency proposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the six months ended February 29, 2000, the Fund did not have any borrowings un-der any of these facilities.

 6. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the fiscal years ended August 31, 1999 and January 31, 1999, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modi-fied as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

 7. OTHER MATTERS

 As of February 29, 2000, the Goldman Sachs Group was the beneficial owner of approximately 13% of the outstanding shares of the Fund.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND


 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                          For the Six Months
                          Ended February 29,
                                 2000             For the Seven Months     For the Period Ended
                             (unaudited)          Ended August 31, 1999     January 31, 1999(a)
                        -----------------------  ------------------------  ----------------------
                            Shares      Dollars      Shares       Dollars     Shares      Dollars
 -------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold             2,950,882  $50,378,369   1,490,616  $ 19,567,798    974,018  $ 9,912,925
 Reinvestment of divi-
dends and distribu-
tions                      251,265    4,158,443          61           921         --           --
 Shares repurchased     (1,246,686) (21,324,906)   (138,512)   (1,823,081)  (215,073)  (2,211,327)
                          ------------------------------------------------------------------------
                         1,955,461   33,211,906   1,352,165    17,745,638    758,945    7,701,598
 -------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold               215,541    3,681,080     156,293     2,037,345    143,378    1,452,502
 Reinvestment of divi-
dends and distribu-
tions                       37,057      608,848          --            --         --           --
 Shares repurchased       (101,897)  (1,711,213)    (24,231)     (344,034)   (14,005)    (144,559)
                          ------------------------------------------------------------------------
                           150,701    2,578,715     132,062     1,693,311    129,373    1,307,943
 -------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold               128,907    2,208,411     209,165     2,748,964    197,598    2,047,960
 Reinvestment of divi-
dends and distribu-
tions                       32,401      532,028          44           665         --           --
 Shares repurchased        (69,686)  (1,174,630)    (13,133)     (201,949)  (171,880)  (1,830,626)
                          ------------------------------------------------------------------------
                            91,622    1,565,809     196,076     2,547,680     25,718      217,334
 -------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold               610,431   10,373,384     384,318     5,299,190  1,028,740   10,304,702
 Reinvestment of divi-
dends and distribu-
tions                      183,481    3,058,622         104         1,595         --           --
 Shares repurchased       (334,601)  (5,693,382)    (24,763)     (382,309)        --           --
                          ------------------------------------------------------------------------
                           459,311    7,738,624     359,659     4,918,476  1,028,740   10,304,702
 -------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                    --           --          --            --        161        1,598
 Reinvestment of divi-
dends and distribu-
tions                           17          282          --            --         --           --
 Shares repurchased            (11)        (200)         --            --         --           --
                          ------------------------------------------------------------------------
                                 6           82          --            --        161        1,598
 -------------------------------------------------------------------------------------------------
 NET INCREASE            2,657,101  $45,095,136   2,039,962  $ 26,905,105  1,942,937  $19,533,175
 -------------------------------------------------------------------------------------------------

 (a) Commencement date of operations was May 1, 1998 for all share classes.

GOLDMAN SACHS JAPANESE EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                             Income from
                                      investment operations(a)       Distributions to shareholders
                                      --------------------------- ------------------------------------

                            Net asset                                        In excess
                             value,      Net        Net realized   From net    of net                  Net increase
                            beginning investment   and unrealized investment investment    From net    in net asset
                            of period    loss          gains        income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares      $16.24     $(0.10)(e)     $2.32         $--       $(0.21)      $(1.73)       $0.28
  2000 - Class B Shares       16.14      (0.14)(e)      2.33          --        (0.18)       (1.73)        0.28
  2000 - Class C Shares       16.16      (0.14)(e)      2.30          --        (0.21)       (1.73)        0.22
  2000 - Institutional
  Shares                      16.36      (0.04)(e)      2.33          --        (0.25)       (1.73)        0.31
  2000 - Service Shares       16.22      (0.08)(e)      2.31          --        (0.15)       (1.73)        0.35

 FOR THE SEVEN MONTHS ENDED AUGUST 31,
  1999 - Class A Shares       11.06      (0.06)         5.24          --           --           --         5.18
  1999 - Class B Shares       11.03      (0.09)         5.20          --           --           --         5.11
  1999 - Class C Shares       11.04      (0.08)         5.20          --           --           --         5.12
  1999 - Institutional
  Shares                      11.10      (0.03)         5.29          --           --           --         5.26
  1999 - Service Shares       11.04      (0.06)         5.24          --           --           --         5.18

 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced May 1, 1998)     10.00      (0.06)         1.12          --           --           --         1.06
  1999 - Class B Shares
  (commenced May 1, 1998)     10.00      (0.08)         1.11          --           --           --         1.03
  1999 - Class C Shares
  (commenced May 1, 1998)     10.00      (0.09)         1.13          --           --           --         1.04
  1999 - Institutional
  Shares (commenced May 1,
  1998)                       10.00      (0.02)         1.13          --        (0.01)          --         1.10
  1999 - Service Shares
  (commenced May 1, 1998)     10.00      (0.05)         1.09          --           --           --         1.04
 ------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS JAPANESE EQUITY FUND

                                                                Ratios assuming no expense limitations
                                                                --------------------------------------
                                                   Ratio of
                        Net assets   Ratio of   net investment      Ratio of            Ratio of
Net asset               at end of  net expenses    loss to         expenses to     net investment loss     Portfolio
value, end    Total       period    to average   average net         average          to average net       turnover
of period   return(b)   (in 000s)   net assets      assets         net assets            assets              rate
  $16.52      13.63%(c)  $67,178       1.70%(d)     (1.19)%(d)      2.13%(d)            (1.62)%(d)        43.57%(c)
   16.42      13.58(c)     6,765       2.20(d)      (1.64)(d)       2.63(d)             (2.07)(d)         43.57(c)
   16.38      13.35(c)     5,132       2.20(d)      (1.62)(d)       2.63(d)             (2.05)(d)         43.57(c)
   16.67      13.99(c)    30,795       1.05(d)      (0.49)(d)       1.48(d)             (0.92)(d)         43.57(c)
   16.57      13.73(c)         3       1.55(d)      (0.93)(d)       1.98(d)             (1.36)(d)         43.57(c)

   16.24      46.84(c)    34,279       1.70(d)      (1.17)(d)       2.62(d)             (2.09)(d)         44.83(c)
   16.14      46.33(c)     4,219       2.20(d)      (1.57)(d)       3.12(d)             (2.49)(d)         44.83(c)
   16.16      46.41(c)     3,584       2.20(d)      (1.81)(d)       3.12(d)             (2.73)(d)         44.83(c)
   16.36      47.40(c)    22,709       1.05(d)      (0.37)(d)       1.97(d)             (1.29)(d)         44.83(c)
   16.22      46.92(c)         3       1.55(d)      (0.74)(d)       2.47(d)             (1.66)(d)         44.83(c)

   11.06      10.60(c)     8,391       1.64(d)      (1.20)(d)       4.18(d)             (3.74)(d)         53.29(c)
   11.03      10.30(c)     1,427       2.15(d)      (1.76)(d)       4.69(d)             (4.30)(d)         53.29(c)
   11.04      10.40(c)       284       2.15(d)      (1.69)(d)       4.69(d)             (4.23)(d)         53.29(c)
   11.10      11.06(c)    11,418       1.03(d)      (0.36)(d)       3.57(d)             (2.90)(d)         53.29(c)
   11.04      10.43(c)         2       1.53(d)      (0.68)(d)       4.07(d)             (3.22)(d)         53.29(c)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Japanese Equity Fund

          An Investment Idea for the Long Term

          History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

          Goldman Sachs Japanese Equity Fund provides investors access to the benefits associated with international market diversification. The Fund seeks long-term capital appreciation through equity securities of Japanese companies.


          Target Your Needs

          The Goldman Sachs Japanese Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                    [GRAPH]

                                                           Higher Risk/Return --

                                                              INTERNATIONAL
                                                              EQUITY
                                                             .Goldman Sachs
                                                              Japanese
                                                              Equity Fund
                                            DOMESTIC
                                            EQUITY
                           FIXED
                           INCOME
          MONEY
          MARKET

          -- Lower Risk/Return

                                 ASSET ALLOCATION

                                     SPECIALTY

          For More Information

          To learn more about the Goldman Sachs Japanese Equity Fund and other Goldman Sachs Funds, call your investment professional today.




          *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                              OFFICERS
Ashok N. Bakhru, Chairman             Douglas C. Grip, President
David B. Ford                         Jesse H. Cole, Vice President
Douglas C. Grip                       James A. Fitzpatrick, Vice President
John P. McNulty                       Nancy L. Mucker, Vice President
Mary P. McPherson                     John M. Perlowski, Treasurer
Alan A. Shuch                         Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                 Michael J. Richman, Secretary
William H. Springer                   Howard B. Surloff, Assistant Secretary
Richard P. Strubel                    Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund's investment in Japanese securities will be particularly subject to the risks of adverse social, political and economic events which occur in Japan or affect Japanese markets.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000/00-528                                           JAPANSAR/5K/4-00